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                                  Exhibit 99.2


                Written Statement of the Chief Financial Officer
                          of CNA Financial Corporation
                          Pursuant to 18 U.S.C.ss.1350
          (As adopted by Section 906 of the Sarbanes-Oxley Act of 2002)


The undersigned, the Chief Financial Officer of CNA Financial Corporation (the "Company"), hereby certifies that, to his knowledge:

the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2002                      By: /s/ Robert V. Deutsch
       ----------------                         ---------------------------
                                                Robert V. Deutsch
                                                Executive Vice President and
                                                Chief Financial Officer



The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.